UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934

       Date of Report (Date of earliest event reported): November 29, 2006

                               Intelli-Check, Inc.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   001-15465               11-3234779
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(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

            246 Crossways Park West, Woodbury, NY                 11797
            -------------------------------------                 -----
          (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code: 516-992-1900


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          (Former Name or Former Address, is Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events

      On November 29, 2006, Intelli-Check, Inc. ("Intelli-Check"), a leader in advanced document and identification systems, entered into an agreement with Toys "R" Us, the world's leading specialty toy retailer, pursuant to which Toys "R" Us purchased an enterprise-wide license for its ID-Check(R) technology.

      Toys "R" Us has installed the software in its 832 domestic Toys "R" Us and Babies "R" Us stores. This was accomplished in less than 30 days by using Intelli-Check's Browser Helper Object (BHO) software tool. Toys "R" Us is initially using the technology at its customer service counters. However, future plans include use of Intelli-Check's technology at its point-of-sale lanes.

      With all 50 states, D.C. and several Canadian provinces now producing encoded licenses, the critical mass of machine-readable driver licenses now exceeds 90% of the 245,000,000 issued in North America. Retail businesses have increasingly begun to realize that automation is an important component for growing their retail sales and we believe that those who implement systems to enhance customer satisfaction and increase productivity will have an advantage in the marketplace. This enterprise-wide rollout brings the number of point-of-sale terminals in retailers using Intelli-Check's patented ID-Check technology to over 50,000. We believe that this number will continue to grow as other businesses become aware of the benefits of incorporating our technology into their operations.

      Intelli-Check is extremely pleased that this leading retailer, after a rigorous review and test of our technology, has come to the same conclusion that our other major retail customers have, that our technology is a valuable tool in increasing productivity and minimizing fraud in their operations. Intelli-Check believes that the growing number of strategic partnerships and business relationships that it has inked demonstrates conclusively that the benefits of the Company's proprietary technology are becoming increasingly recognized in both the commercial and government sectors.

      The information in this Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTELLI-CHECK, INC.

                                     By:     /s/ Frank Mandelbaum
                                            -----------------------------------
                                     Name:  Frank Mandelbaum
                                     Title: Chairman and Chief Executive Officer

Dated: December 1, 2006

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